Exhibit 10.1

AMENDMENT NO. 1 TO CREDIT AGREEMENT AND INCREMENTAL AMENDMENT

THIS AMENDMENT NO. 1 TO CREDIT AGREEMENT AND INCREMENTAL AMENDMENT, dated as of August 27, 2024 (this “First Amendment”), is made and entered into by and among the entities identified on Schedule 1 attached hereto (collectively, “Holdings”), the undersigned direct and indirect Subsidiaries of Holdings identified on Schedule 1 attached hereto as a “Borrower” (each, a “Borrower” and collectively, the “Borrowers”), CWGS Group, LLC, a Delaware limited liability company (“CWGS”), each of the Lenders party hereto, and MANUFACTURERS AND TRADERS TRUST COMPANY, a New York banking corporation, as Administrative Agent.

RECITALS:

WHEREAS, reference is made to (i) the Credit Agreement, dated as of October 27, 2022 (as amended, restated, supplemented or otherwise modified prior to the date hereof, the “Existing Credit Agreement”, and as amended by this First Amendment, the “Credit Agreement”), by and among Holdings, the Borrowers, the Lenders from time to time party thereto, and the Administrative Agent, and (ii) the Guarantee and Collateral Agreement, dated as of October 27, 2022 (as amended, restated, supplemented or otherwise modified from time to time, the “Guarantee and Collateral Agreement”) by and among Holdings, the Borrowers, and the Administrative Agent; and

WHEREAS, (i) the Borrower Representative has notified the Administrative Agent of a Mortgage Loan Increase of Delayed Draw Mortgage Loan Commitments pursuant to Section 2.11 of the Credit Agreement (the “First Amendment Mortgage Loan Increase”) in an aggregate principal amount equal to $50,000,000.00, and (ii) Manufacturers and Traders Trust Company and certain financial institutions party to this First Amendment (such persons, the “First Amendment Incremental Lenders”) have indicated their willingness to provide the First Amendment Mortgage Loan Increase and, together with the Required Lenders party hereto, have agreed to such consents and amendments, in each case on the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto agree as follows:

SECTION 1.  Defined Terms; Interpretation; Etc.  Capitalized terms used and not defined herein shall have the meanings assigned to such terms in the Credit Agreement. This First Amendment is a “Credit Document”, as defined in the Credit Agreement.

SECTION 2.  Amendments to Existing Credit Agreement.

(a)  It is hereby acknowledged and agreed that (i) the First Incremental Mortgage Loan Commitments established hereunder on the First Amendment Effective Date shall not deduct from the capacity set forth in Section 2.11.1 of the Credit Agreement for Incremental Facilities and that the capacity for Incremental Facilities shall remain $100,000,000 immediately following the First Amendment Effective Date, and (ii) the requirement set forth in Section 2.11.1(i) stating that any Mortgage Loan Increase may only be effected after the Delayed Draw Mortgage Loan Commitments as in effect on the Closing Date are terminated in accordance with the terms thereof shall not apply solely with respect to the First Amendment Mortgage Loan Increase.

(b)  Section 1.1 of the Credit Agreement is hereby amended by adding the following new defined terms in the appropriate alphabetical order:

M&T/Camping World – Amendment No. 1 to Credit Agreement and Incremental Amendment

“First Amendment” means that certain Amendment No. 1 to Credit Agreement and Incremental Amendment, dated as of August 27, 2024.

“First Amendment Effective Date” means August 27, 2024

“First Amendment Mortgage Loan Commitment” means the commitment of a Lender established by the First Amendment to make a Delayed Draw Mortgage Loan on or after the First Amendment Effective Date, and “First Amendment Mortgage Loan Commitments” means such commitments of all Lenders in the aggregate. The amount of each Lender’s First Amendment Mortgage Loan Commitment, if any, is set forth opposite the heading “First Amendment Mortgage Loan Commitment” on Schedule 2.03.

(c)  Schedule 2.03 to the Existing Credit Agreement is hereby amended and restated in its entirety by replacing such schedule with Schedule 2.03 attached hereto as Annex A.

SECTION 3.  Incremental Commitments.

(a)  Delayed Draw Mortgage Loan Commitments

(i)Each First Amendment Incremental Lender hereby agrees, severally and not jointly, to provide its First Amendment Mortgage Loan Commitment on the First Amendment Effective Date in an aggregate principal amount equal to the amount set forth opposite such First Amendment Incremental Lender’s name on Schedule 2.03 set forth on Annex A attached hereto. The First Amendment Mortgage Loan Commitments shall be deemed to be “Delayed Draw Mortgage Loan Commitments” as defined in the Credit Agreement for all purposes of the Credit Documents having terms and provisions identical to those applicable to the Delayed Draw Mortgage Loan Commitments immediately prior to the First Amendment Effective Date (the “Existing Mortgage Loan Commitments”). Notwithstanding anything to the contrary contained herein or in the Credit Agreement, from and after the First Amendment Effective Date, the Existing Mortgage Loan Commitments and the First Amendment Mortgage Loan Commitments shall constitute a single class of Delayed Draw Mortgage Loan Commitments for all purposes under the Credit Agreement.

(b)  Each First Amendment Incremental Lender (i) confirms that a copy of the Credit Agreement and the other applicable Credit Documents, together with copies of the financial statements referred to therein and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this First Amendment and establish a First Amendment Mortgage Loan Commitment, have been made available to such First Amendment Incremental Lender; (ii) agrees that it will, independently and without reliance upon the Administrative Agent or any other Lender or agent and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement or the other applicable Credit Documents, including this First Amendment; and (iii) appoints and authorizes the Administrative Agent to take such action as agent on its behalf and to exercise such powers under the Credit Agreement and the other Credit Documents as are delegated to the Administrative Agent by the terms thereof, together with such powers as are reasonably incidental thereto.  Each First Amendment Incremental Lender that is not a Lender immediately prior to the effectiveness of this First Amendment acknowledges and agrees that, upon the First Amendment Effective Date, such First Amendment Incremental Lender shall be a “Lender” under, and for all purposes of, the Credit Agreement and the other Credit Documents, and shall be subject to and bound by the terms thereof, and shall perform all obligations of and shall have all rights and benefits of a Lender thereunder.

M&T/Camping World – Amendment No. 1 to Credit Agreement and Incremental Amendment

SECTION 4.  Conditions Precedent. This First Amendment shall become effective as of the date on which the following conditions precedent are satisfied (such date, the “First Amendment Effective Date”):

(a)  The Administrative Agent (or its counsel) shall have received from the Borrowers, each other Loan Party, the Required Lenders and the First Amendment Incremental Lenders a counterpart of this First Amendment duly executed and delivered on behalf of such party;

(b)  The Administrative Agent (or its counsel) shall have received (i) such documents and certifications as the Administrative Agent may reasonably require to evidence that each Loan Party is duly organized or formed, and that each Loan Party is validly existing, in good standing and qualified to engage in business in the respective jurisdictions specified in Schedule 4.01.1(e) to the Credit Agreement, which includes the jurisdiction of organization of each such Loan Party and each jurisdiction where its ownership, lease or operation of properties or the conduct of its business requires such qualification, except to the extent that failure to do so could not reasonably be expected to have a Material Adverse Effect and (ii) in the case of each Loan Party, either (A) a copy of the Organization Documents of such Loan Party, to the extent applicable, certified as of a recent date by the appropriate governmental official, each certified as true and complete by a Responsible Officer of such Loan Party, or (B) a certification by a Responsible Officer of such Loan Party certifying that the Organization Documents of such Loan Party have not been amended, rescinded or otherwise modified since the date such Organization Documents were previously delivered and certified to the Administrative Agent;

(c)  The Administrative Agent and its counsel shall have received an executed copy of the written opinion of Kirkland & Ellis LLP, counsel for the Loan Parties as to such matters as the Administrative Agent may reasonably request, dated as of the First Amendment Effective Date and otherwise in form and substance reasonably satisfactory to Administrative Agent;

(d)  The Administrative Agent shall have received a duly completed Compliance Certificate signed by a Responsible Officer of the Borrower Representative demonstrating that the financial covenant under Section 6.15 of the Credit Agreement is satisfied (after giving pro forma effect to the First Amendment Mortgage Loan Increase);

(e)  The Administrative Agent shall have received payment of all fees due to the Administrative Agent and the Lenders and reasonable and invoiced fees and expenses of Administrative Agent’s counsel, in each case, as contemplated by the Credit Agreement and, with respect to expenses, invoiced to the Borrower Representative at least one (1) business day prior to the First Amendment Effective Date; and

(f)  The Administrative Agent shall have received all information and documentation reasonably required by any Lenders to evidence or facilitate both the Borrower Representative’s and each Lender’s compliance with all applicable Laws and regulations, including, all “know your customer” rules in effect from time to time pursuant to the Bank Secrecy Act, USA Patriot Act and other applicable Laws on or prior to the date which is 5 Business Days prior to the First Amendment Effective Date.

The Administrative Agent shall notify the Borrower Representative and the Lenders of the First Amendment Effective Date, and such notice shall be conclusive and binding.

M&T/Camping World – Amendment No. 1 to Credit Agreement and Incremental Amendment

SECTION 5.  Representations and Warranties.In order to induce the Lenders and the Administrative Agent to enter into this First Amendment, each Loan Party hereby represents and warrants to the Lenders and the Administrative Agent on and as of the First Amendment Effective Date that:

(a)  Authorization; No Contravention.  The execution, delivery and performance by each Loan Party of this First Amendment and each other Credit Document executed in connection herewith to which such Person is a party have been duly authorized by all necessary corporate or other organizational action, and do not and will not (i) contravene the terms of any of such Person’s Organization Documents; (ii) conflict with or result in any breach or contravention of, or the creation of any Lien (except pursuant to the Security Documents) under, or require any payment to be made under (A) the Term Loan Documents, (B) any Material Contract to which such Person is a party or affecting such Person or the properties of such Person or any Loan Party, or (C) any order, injunction, writ or decree of any Governmental Authority or any arbitral award to which such Person or its property is subject; or (iii) violate any law; except, in the case of clause (ii)(B), (ii)(C) or (iii), to the extent such breach, contravention, conflict, creation, requirement or violation would not reasonably be expected to have a Material Adverse Effect. No Default or Event of Default has occurred and is continuing.

(b)  Binding Effect.  This First Amendment and each of the Credit Documents executed in connection herewith have been duly executed and delivered by each Loan Party which is a party thereto and constitute legal, valid and binding obligations of each Loan Party party thereto enforceable in accordance with their respective terms, subject to applicable bankruptcy, reorganization, insolvency, moratorium and similar laws affecting creditors’ rights generally and general principles of equity.

(c)  Representations and Warranties.  The representations and warranties of the Loan Parties contained in this First Amendment or in any other Credit Document shall be true and correct in all material respects (and, in the case of any representation or warranty that is qualified by materiality or Material Adverse Effect, shall be true and correct in all respects) on and as of the First Amendment Effective Date, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct in all material respects (and, in the case of any representation or warranty that is qualified by materiality or Material Adverse Effect, shall be true and correct in all respects) as of such earlier date.

SECTION 6.  Reaffirmation of Guaranty Agreements and Security Interests. Each Loan Party and CWGS hereby acknowledges its receipt of a copy of this First Amendment and its review of the terms and conditions hereof and consents to the terms and conditions of this First Amendment and the transactions contemplated hereby. Except as provided in this First Amendment, including as it relates to the scope of Obligations secured by the Collateral on and after the First Amendment Effective Date, (1) each Loan Party hereby (a) affirms and confirms its guarantees, pledges, grants and other undertakings under the Existing Credit Agreement, the Guarantee and Collateral Agreement and the other Credit Documents to which it is a party, and (b) agrees that (i) each Credit Document to which it is a party shall continue to be in full force and effect and (ii) all guarantees, pledges, grants and other undertakings thereunder shall continue to be in full force and effect and shall accrue to the benefit of the Secured Parties and (2) CWGS hereby (a) affirms and confirms its guarantees and other undertakings under the Guarantee Agreement, dated as of October 27, 2022 by CWGS in favor of the Administrative Agent (the “CWGS Guarantee”), and (b) agrees that (i) the CWGS Guarantee shall continue to be in full force and effect and (ii) all guarantees and other undertakings thereunder shall continue to be in full force and effect and shall accrue to the benefit of the Secured Parties.  In furtherance of the foregoing, each Loan Party party hereto affirms and confirms its guarantee of the Obligations as a “Guarantor” party to the Guarantee and Collateral Agreement.

M&T/Camping World – Amendment No. 1 to Credit Agreement and Incremental Amendment

SECTION 7.  Miscellaneous.

(a)  No Waiver.  Nothing contained herein shall be deemed to constitute a waiver of compliance with, or consent to any deviation from, any term or condition contained in the Credit Agreement or any of the other Credit Documents except as expressly stated herein, or constitute a course of conduct or dealing among the parties.  The Administrative Agent and the Lenders reserve all rights, privileges and remedies under the Credit Documents.

(b)  Fees and Expenses.  The Borrowers shall reimburse the Administrative Agent for all reasonable and documented out-of-pocket costs and expenses (including all outstanding reasonable and documented attorneys’ fees of counsel to the Administrative Agent) incurred by the Administrative Agent in connection with the preparation, negotiation, and execution of this First Amendment and the other agreements and documents executed and delivered in connection herewith in addition to any other outstanding fees and expenses owing, if any, in each case, in accordance with the terms of the Credit Agreement and incurred prior to the First Amendment Effective Date.

(c)  Benefits.  This First Amendment shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and permitted assigns.

(d)  General. Sections 10.13 (Counterparts and Integration), 10.20 (Governing Law), 10.21 (Jurisdiction), 10.22 (Venue), 10.23 (Service of Process) and 10.24 (Waiver of Jury Trial) of the Credit Agreement are incorporated herein by reference mutatis mutandis.

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M&T/Camping World – Amendment No. 1 to Credit Agreement and Incremental Amendment

IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be duly executed by their respective authorized officers as of the day and year first above written.

HOLDINGS:

FRHP 1 HOLDING, LLC
FRHP 2 HOLDING, LLC
FRHP 3 HOLDING, LLC
FRHP 4 HOLDING, LLC
FRHP 5 HOLDING, LLC
FRHP 6 HOLDING, LLC
FRHP 7 HOLDING, LLC
FRHP 8 HOLDING, LLC,
each a Delaware limited liability company

By:	/s/ Matthew D. Wagner
Name:	Matthew D. Wagner
Title:	President

BORROWERS:

FRHP 1, LLC
FRHP 2, LLC
FRHP 3, LLC
FRHP 4, LLC
FRHP 5, LLC
FRHP 6, LLC
FRHP 7, LLC
FRHP 8, LLC,
each a Delaware limited liability company

By:	/s/ Matthew D. Wagner
Name:	Matthew D. Wagner
Title:	President

CWGS GROUP, LLC,
a Delaware limited liability company

By:	/s/ Matthew D. Wagner
Name:	Matthew D. Wagner
Title:	President

M&T/Camping World – Amendment No. 1 to Credit Agreement and Incremental Amendment

ADMINISTRATIVE AGENT AND LENDERS:

MANUFACTURERS AND TRADERS TRUST COMPANY, a New York banking corporation, in its capacity as Administrative Agent, as a Lender and as a First Amendment Incremental Lender

By:	/s/ Matt Fahey
Name:	Matt Fahey
Title:	Vice President

M&T/Camping World – Amendment No. 1 to Credit Agreement and Incremental Amendment

FLAGSTAR BANK, N.A., ASSIGNEE OF FLAGSTAR SPECIALTY FINANCE COMPANY, LLC (AS SUCCESSOR IN INTEREST TO NYCB SPECIALTY FINANCE COMPANY, LLC)

By:	/s/ Mark C. Mazmanian
Name:	Mark C. Mazmanian
Title:	First Senior Vice President

M&T/Camping World – Amendment No. 1 to Credit Agreement and Incremental Amendment

Schedule 1

Holdings

FRHP 1 Holding, LLC

FRHP 2 Holding, LLC

FRHP 3 Holding, LLC

FRHP 4 Holding, LLC

FRHP 5 Holding, LLC

FRHP 6 Holding, LLC

FRHP 7 Holding, LLC

FRHP 8 Holding, LLC

Borrowers

FRHP 1, LLC

FRHP 2, LLC

FRHP 3, LLC

FRHP 4, LLC

FRHP 5, LLC

FRHP 6, LLC

FRHP 7, LLC

FRHP 8, LLC

M&T/Camping World – Amendment No. 1 to Credit Agreement and Incremental Amendment

ANNEX A

Schedule 2.03

Lenders and Commitments

Lender	Original Mortgage Loan Commitment	Delayed Draw Mortgage Loan Commitment (as of the Closing Date)	First Amendment Mortgage Loan Commitment	Delayed Draw Mortgage Loan Commitments (as of the First Amendment Effective Date)	Applicable Percentage (as of the First Amendment Effective Date)
Manufacturers and Traders Trust Company	$0.00	$120,000,000.00	$50,000,000	$53,547,200.00	93.304059941%
Flagstar Bank, N.A.	$0.00	$75,000,000.00	$0	$2,217,000.00	3.863042342%
OceanFirst Bank, N.A.	$0.00	$30,000,000.00	$0	$886,800.00	1.545216937%
Peapack-Gladstone Bank	$0.00	$25,000,000.00	$0	$739,000.00	1.287680781%
Total:	$0.00	$250,000,000.000	$50,000,000	$57,390,000	100%

M&T/Camping World – Amendment No. 1 to Credit Agreement and Incremental Amendment